UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2017

Item 1. Report to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2017

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

Alpha is a measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Return on invested capital (ROIC) is a profitability ratio which measures the percentage return earned on capital invested in a company.

Basis points are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Portfolio 21 Global Equity Fund
A Message to Our Shareholders	2
Country Allocation	7
Schedule of Investments	8
Trillium Small/Mid Cap Fund
A Message to Our Shareholders	13
Sector Allocation	18
Schedule of Investments	19
Expense Examples	22
Statements of Assets and Liabilities	24
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	31
Notes to Financial Statements	34
Approval of Investment Advisory Agreements	46
Additional Information	50
Privacy Notice	51

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

Performance as of	6	1	3	5	10	Since	Inception
December 31, 2017	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	11.68%	27.86%	10.56%	10.45%	4.87%	5.99%	9/30/1999
Institutional (PORIX)	11.86%	28.22%	10.85%	10.75%	5.17%	5.31%	3/30/2007
MSCI ACWI	11.21%	23.97%	9.30%	10.80%	4.65%	5.09%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Gross Expense Ratio*

Class R	1.33%
Class I	1.08%

* Gross expense ratio is from the Fund’s prospectus dated October 31, 2017. See the Financial Highlights on pages 31 and 32 for the most current expense ratios.

The Portfolio 21 Global Equity Fund (“Portfolio 21”) outperformed the MSCI ACWI during the second half of 2017 by 65 basis points. Portfolio 21 gained 11.86% (PORIX) on a net-of-fees basis, while the MSCI ACWI Index was up 11.21%.  Longer-term, Portfolio 21 has generated positive alpha over the past 1, 3, 5 and 10-year periods.  Since fund inception in 1999, Portfolio 21 has delivered returns in excess of 100 basis points, average annual, against the MSCI ACWI.

This ended a record-setting year for equity markets across the globe.  The MSCI ACWI rose in each of the twelve months of the year for the first time in its existence.  The upward ride was exceedingly smooth as well, with stock market volatility declining throughout the year, ending near its historical low.

There are many charts that will purport to show you how over/undervalued the markets now are and delineate all sorts of reasons for what will occur in 2018 and beyond.  Some will end up being right, some wrong, but we believe few are as indisputably important as the one that follows.  Asset owners have enjoyed the fruits of this long bull market but the same bull market has exacerbated income inequality to historic proportions in the U.S.  No one can say for sure how this gap will ultimately manifest but, unless addressed, we have trouble seeing a happy ending.

Figure 1. Households’ Share of Average Income Growth: 1949-2015
Expansions (including capital gains)

Source: “Inequality Update: Who Gains When Income Grows”, by P. Tcherneva, 2017, Levy Economics Institute of Bard College

One of the founding principles of the Fund has been to invest in firms which generate high returns on invested capital (ROIC).  These companies take the incremental returns and reinvest them back into their businesses, creating further high returns and ultimately a virtuous circle.

Looking forward, the impacts of the President Trump tax package are still unsure and will play out over the year.  Given our ROIC focus, we would look for Fund companies to possibly benefit by being predisposed to invest tax savings and/or repatriated funds into their businesses, increasing their competitive advantages.

Performance Leaders:

Australian Health Care leader Blackmores saw shares rise nearly 80% in the second half.  The stock gained on strong demand for health and wellness products in China thanks to a growing middle class and aging population.  The company’s biggest market opportunity remains China where its trusted reputation for effective natural vitamins, minerals, herbal and nutritional supplements is highly valued.

San Francisco based New Resource Bank announced a merger with Amalgamated Bank in Q4, lifting its stock price 35%.  New Resource Bank is a triple-bottom-line bank serving values-driven businesses and nonprofits that are building a more sustainable world.  The combination with Amalgamated will create the largest values-based bank in the U.S.

BYD Company saw its Hong Kong shares rise over 40% in the second half helped in part by China’s announcement that all vehicles in the country would be electrified by 2030. BYD Co. is a global leader in new energy vehicles (NEVs) as well as rechargeable batteries.

Performance Laggards:

Henry Schein (HSIC) had a tough second half, down 24% as investors worried about a possible threat from Amazon and a slowdown in dental consumables.  HSIC distributes consumable products and small equipment to dental, animal health and medical practitioners.  But, maybe more importantly, it also provides value-added service such as software and technology to these customers making Amazon less of a threat than perhaps thought.

U.S. pharmaceutical giant Merck saw its stock drop 11% over 6 months.  After good news early in the year from its immunotherapy drug Keytruda, the rest of the year was without catalysts and results were a bit lackluster.  That being said we see the company’s pipeline being in good shape which should bode well for 2018.

CVS stock was down 9% in the second half as investors first worried about Amazon’s possible entry into the health care industry and then about CVS’ response:  it announced a merger with Aetna.  Though there are many moving parts to the deal, we like the initiative CVS has taken to broaden its scope and look forward to the results of the combination.

New Positions:

The Fund was able to strengthen its Consumer Staples holdings by adding Orkla, a leading supplier of branded goods to grocery, specialized retail and bakery sectors mainly in the Nordic and Baltic regions.  The company is committed to improving the nutritional profile of its food products, having established nutrition and health objectives across its portfolio.  It has also established a goal to sustainably source key raw materials by 2020.

Another addition was Bright Horizons Family Solutions.  The company provides childcare, early education and other services both domestically and abroad.  Bright Horizons has a reputation for high quality and dependability, key in the childcare area.  All its daycare centers meet or exceed voluntary accreditation standards and the company often utilizes above average adult-to-child ratios.

Continued volatility around the Brexit allowed us to add what we view as another high quality name in British Land Co.  The company has transitioned from playing the boom/bust real estate cycle to becoming a more long-term holder of properties.  British Land has focused on creating places where people want to live, work and shop.  Understanding that strong ties to the community, flexible workspaces and efficient buildings help attract and retain shoppers/tenants is key to its strategy and its competitive advantage.

Environmental Performance:

Portfolio 21 invests in industry leaders across the globe that effectively address and mitigate their environmental impact. One such measure that we evaluate is carbon intensity, which can be quantified by computing the average emission rate of a given pollutant from a given source relative to the intensity of a specific activity. Utilizing data from Trucost, a leading global research and environmental data provider, the carbon intensity of Portfolio 21 and its benchmark, the MSCI ACWI, was calculated for nine greenhouse gases and then converted into tons of carbon dioxide equivalents. At the close of 2017, Portfolio 21 achieved a 55% lower carbon footprint than the MSCI ACWI.

While low relative carbon intensity is an essential characteristic of companies held in Portfolio 21, we also consider other environmental impacts measures. We measure and rate the impact companies have on water use, waste, land and water pollutants, air pollutants, and natural resource use. To determine the overall environmental impact of Portfolio 21 and its benchmark, Trucost weights a company’s environmental impact by revenue and the amount of environmental impact the company contributes to the portfolio based on Portfolio 21’s ownership share. The companies in the portfolio are then summed, creating the environmental impact apportioned to the portfolio. This is then normalized by the total revenue apportioned by each holding to create the data presented in the chart below. At the close of 2017, Portfolio 21 had a 34% lower environmental footprint than the MSCI ACWI.

	Portfolio 21	MSCI ACWI

Number of companies	118	2088
Value of Holdings ($millions)	495.30	495.30
Total Carbon Emissions (tCO2e)	31,330	87,537
Total Carbon Footprint (tCO2e/$millions)	139.28	310.93
Environmental costs
apportioned to holdings ($million)	6.062	11.438
Total Environmental Footprint (per $million)	2.69%	4.06%

Advocacy:

Over the second half of 2017, the Trillium shareholder proposal advocacy team engaged about 300 companies through both individual initiatives and collaborative efforts with other investors. This included filing 39 shareholder proposals. Trillium and our clients are working to influence change in corporate behavior that we believe benefits investors, society, and the environment.

In October, Trillium filed a shareholder at Verizon Communications asking the company to look at ways to link executive pay to data privacy and cyber security. Given that Verizon and its subsidiaries struggle with malicious intrusions and their central role in handling very personal information, we believe top executives should be meaningfully incentivized to do more to improve privacy and security protections and that the company should have ways of keeping management accountable for failures. We also filed a diversity disclosure shareholder proposal at CVS Health Corporation asking the company to disclose EEO-1 data, a standard report on diversity metrics, and policies/programs focused on increasing diversity in the workplace.

At Facebook we are concerned that its founding philosophy of “Move Fast and Break Things” has created far too many risks and unintended consequences for the company and society. Whether it be fake news, privacy concerns, negative mental health impacts, censorship, terrorism incitement, or platform monopoly issues, we believe it is time for Facebook to take a step back and examine the “big picture” by establishing a board committee on risk. To promote this approach and foster a conversation with investors and the board, we filed a shareholder proposal making this request in October.

Thank you for your continued support of Portfolio 21.

Sincerely,

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

Portfolio 21 Global Equity Fund

COUNTRY ALLOCATION at December 31, 2017 (Unaudited)

Country	Portfolio Holdings	Percent of Net Assets

Australia	$14,748,082	2.9%
Brazil	6,489,451	1.3%
Canada	15,005,115	3.0%
China	4,170,001	0.8%
Denmark	15,391,306	3.1%
France	16,559,646	3.3%
Germany	13,360,510	2.7%
Hong Kong	14,398,089	2.9%
India	3,456,780	0.7%
Indonesia	3,353,602	0.7%
Ireland	15,560,866	3.1%
Japan	36,041,398	7.2%
Kenya	2,697,528	0.5%
Netherlands	16,126,718	3.2%
New Zealand	3,246,592	0.6%
Norway	4,896,130	1.0%
Portugal	3,884,053	0.8%
South Africa	3,425,267	0.7%
South Korea	11,172,902	2.2%
Spain	13,858,369	2.8%
Sweden	7,554,191	1.5%
Switzerland	16,136,255	3.2%
Taiwan	6,740,500	1.3%
Turkey	2,084,801	0.4%
United Kingdom	21,073,863	4.2%
United States	228,336,571	45.6%
Other Assets in
Excess of Liabilities:	1,255,808	0.3%
Total	$501,024,394	100.0%

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 98.9%

Automobiles & Components: 0.8%
480,000	BYD Co. Ltd.
	(China)	$4,170,001

Banks: 9.9%
475,000	Banco Bilbao
	Vizcaya Argentaria
	SA (Spain)	4,036,640
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,353,602
150,000	DNB ASA (Norway)	2,776,713
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	2,697,528
175,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,341,563
34,000	HDFC Bank Ltd. –
	ADR (India)	3,456,780
457,420	New Resource
	Bancorp (United
	States) (a)(b)(c)	3,727,973
40,000	PNC Financial
	Services Group, Inc.
	(United States)	5,771,600
60,000	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	2,373,961
26,600	SVB Financial Group
	(United States) (a)	6,218,282
95,000	The Toronto
	Dominion Bank
	(Canada)	5,566,229
5,485,714	Turkiye Sinai
	Kalkinma Bankasi
	A/S (Turkey)	2,084,801
140,000	Westpac Banking
	Corp. (Australia)	3,405,295
		49,810,967
Capital Goods: 9.7%
98,000	Atlas Copco AB –
	Class A (Sweden)	4,229,296
43,600	Ferguson PLC
	(Switzerland)	3,128,900
9,000	Geberit AG
	(Switzerland)	3,961,499
70,000	Hexcel Corp.
	(United States)	4,329,500
96,105	Johnson Controls
	International PLC
	(Ireland)	3,662,557
100,000	Kingspan Group
	PLC (Ireland)	4,381,788
75,000	Koninklijke Philips
	NV (Netherlands)	2,831,893
250,000	Kubota Corp. (Japan)	4,889,860
23,500	Nidec Corp. (Japan)	3,290,401
111,000	Quanta Services, Inc.
	(United States) (a)	4,341,210
26,500	Rockwell
	Automation, Inc.
	(United States)	5,203,275
32,000	Siemens AG
	(Germany)	4,430,633
		48,680,812
Commercial & Professional Services: 2.2%
2,000,000	China Everbright
	International Ltd.
	(Hong Kong)	2,853,292
85,000	Herman Miller, Inc.
	(United States)	3,404,250
57,000	Waste
	Management, Inc.
	(United States)	4,919,100
		11,176,642
Consumer Durables & Apparel: 4.0%
41,000	Coway Co. Ltd.
	(South Korea)	3,736,300
10,500	Kering (France)	4,942,621
76,000	Nike, Inc. – Class B
	(United States)	4,753,800
200,000	Panasonic Corp.
	(Japan)	2,918,783
35,000	Pandora A/S
	(Denmark)	3,804,449
		20,155,953

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares		Value
Consumer Services: 1.7%
23,000	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	$2,162,000
177,884	Compass Group PLC
	(United Kingdom)	3,835,564
17,000	Marriott International
	Inc/MD – Class A
	(United States)	2,307,410
		8,304,974
Diversified Financials: 4.0%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,847,400
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	2,646,600
76,300	Intercontinental
	Exchange, Inc.
	(United States)	5,383,728
40,000	MSCI, Inc.
	(United States)	5,061,600
135,000	ORIX Corp. (Japan)	2,276,219
		20,215,547
Food & Staples Retailing: 2.4%
55,000	CVS Health Corp.
	(United States)	3,987,500
200,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	3,884,053
190,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	4,176,755
		12,048,308
Food, Beverage & Tobacco: 2.8%
52,000	Danone SA (France)	4,357,115
200,000	Darling Ingredients,
	Inc. (United
	States) (a)	3,626,000
37,000	McCormick & Co.,
	Inc. (United States)	3,770,670
200,000	Orkla ASA
	(Norway)	2,119,417
		13,873,202
Health Care Equipment & Services: 4.8%
20,000	Cochlear Ltd.
	(Australia)	2,666,052
36,000	Coloplast A/S –
	Class B (Denmark)	2,862,020
28,000	Edwards Lifesciences
	Corp. (United
	States) (a)	3,155,880
320,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	3,246,593
60,000	Henry Schein, Inc.
	(United States) (a)	4,192,800
40,000	Medtronic PLC
	(Ireland)	3,230,000
58,000	Sysmex Corp.
	(Japan)	4,554,218
		23,907,563
Household & Personal Products: 3.8%
30,000	Blackmores Ltd.
	(Australia)	3,951,303
117,000	Essity AB – Class B
	(Sweden) (a)	3,324,895
40,000	Kao Corp. (Japan)	2,702,784
18,000	L’Oreal SA (France)	3,988,444
85,000	Unilever NV
	(Netherlands)	4,785,741
		18,753,167
Insurance: 3.8%
300,000	AIA Group Ltd.
	(Hong Kong)	2,551,694
18,000	Allianz SE (Germany)	4,119,250
510,000	Aviva PLC
	(United Kingdom)	3,478,356
76,000	MetLife, Inc.
	(United States)	3,842,560
35,000	The Travelers
	Companies, Inc.
	(United States)	4,747,400
		18,739,260

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares		Value
Materials: 5.8%
108,000	Ball Corp.
	(United States)	$4,087,800
65,000	Croda International
	PLC (United
	Kingdom)	3,874,814
50,000	Ecolab, Inc.
	(United States)	6,709,000
72,100	Johnson Matthey
	PLC (United
	Kingdom)	2,987,700
550,000	Klabin SA (Brazil)	2,914,451
70,000	Novozymes A/S –
	Class B (Denmark)	3,996,114
30,000	Praxair, Inc.
	(United States)	4,640,400
		29,210,279
Media: 0.8%
175,000	RELX PLC
	(United Kingdom)	4,103,427

Pharmaceuticals, Biotechnology &
Life Sciences: 7.2%
12,000	Biogen, Inc.
	(United States) (a)	3,822,840
43,000	CSL Ltd. (Australia)	4,725,431
60,000	Gilead Sciences, Inc.
	(United States)	4,298,400
78,500	Merck & Co., Inc.
	(United States)	4,417,195
48,000	Novartis AG
	(Switzerland)	4,039,321
88,000	Novo-Nordisk A/S –
	Class B (Denmark)	4,728,723
19,800	Roche Holdings AG
	(Switzerland)	5,006,536
25,300	Waters Corp.
	(United States) (a)	4,887,707
		35,926,153
Real Estate: 3.7%
300,000	British Land Co.
	PLC – REIT
	(United Kingdom)	2,794,001
120,000	Daiwa House Industry
	Co. Ltd. (Japan)	4,601,687
110,000	HCP, Inc. – REIT
	(United States)	2,868,800
32,000	Jones Lang Lasalle,
	Inc. (United States)	4,765,760
13,000	Unibail-Rodamco
	SE – REIT (France)	3,271,466
		18,301,714
Retailing: 3.5%
55,000	Industria de Diseno
	Textil SA (Spain)	1,912,443
97,000	The TJX Companies,
	Inc. (United States)	7,416,620
66,400	Tractor Supply Co.
	(United States)	4,963,400
650,000	Woolworths Holdings
	Ltd. (South Africa)	3,425,267
		17,717,730
Semiconductors & Semiconductor
Equipment: 3.7%
37,000	NXP
	Semiconductors NV
	(Netherlands) (a)	4,332,330
3,130	Samsung Electronic
	Co. Ltd.
	(South Korea)	7,436,602
170,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan)	6,740,500
		18,509,432
Software & Services: 11.5%
28,000	Accenture PLC –
	Class A (Ireland)	4,286,520
30,000	Adobe Systems, Inc.
	(United States) (a)	5,257,200
10,000	Alphabet, Inc. –
	Class A (United
	States) (a)	10,534,000
60,000	Amadeus IT Holding
	SA (Spain)	4,317,738
35,000	ANSYS, Inc.
	(United States) (a)	5,165,650

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares		Value
Software & Services (Continued)
20,000	Facebook, Inc. –
	Class A (United
	States) (a)	$3,529,200
35,000	Intuit, Inc.
	(United States)	5,522,300
35,000	Microsoft Corp.
	(United States)	2,993,900
73,000	PayPal Holdings, Inc.
	(United States) (a)	5,374,260
43,000	SAP SE (Germany)	4,810,627
50,800	Visa, Inc. – Class A
	(United States)	5,792,216
		57,583,611
Technology Hardware & Equipment: 4.1%
55,000	Apple, Inc.
	(United States)	9,307,650
150,000	Cisco Systems, Inc.
	(United States)	5,745,000
26,000	IPG Photonics Corp.
	(United States) (a)	5,567,380
		20,620,030
Telecommunication Services: 3.4%
90,000	BCE, Inc. (Canada)	4,323,150
460,000	China Mobile Ltd.
	(Hong Kong)	4,651,540
155,000	KDDI Corp. (Japan)	3,850,128
80,000	Verizon
	Communications,
	Inc. (United States)	4,234,400
		17,059,218
Transportation: 3.7%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,115,736
47,000	East Japan Railway
	Co. (Japan)	4,583,357
45,000	Ryder Systems,
	Inc. (United States)	3,787,650
40,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	4,766,000
		18,252,743
Utilities: 1.6%
50,000	American Water
	Works Co., Inc.
	(United States)	4,574,500
160,000	Red Electrica
	Corporacion SA
	(Spain)	3,591,548
		8,166,048
TOTAL COMMON STOCKS
(Cost $338,527,550)		495,286,781

PREFERRED STOCKS: 0.7%

Banks: 0.7%
275,000	Itau Unibanco
	Holding SA –
	ADR (Brazil)	3,575,000
TOTAL PREFERRED STOCKS
(Cost $1,929,175)		3,575,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares	Value
SHORT-TERM INVESTMENTS: 0.2%

Money Market Funds: 0.2%
906,805	Invesco –
Government
& Agency
Portfolio –
Institutional Class
1.170 (d) (United States)
$906,805
TOTAL SHORT-TERM
INVESTMENTS
(Cost $906,805)	906,805
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $341,363,530)	499,768,586
Other Assets in Excess
of Liabilities: 0.2%	1,255,808
TOTAL NET ASSETS: 100.0%	$501,024,394

(a)	Non-income producing security.
(b)	All or a portion of this security is considered illiquid. As of December 31, 2017, the value of illiquid securities was $3,727,973 or 0.7% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)	Seven-day yield as of December 31, 2017.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

Performance as of	6	1	Since Inception
December 31, 2017	Months	Year	August 31, 2015
Institutional (TSMDX)	12.12%	18.97%	12.07%
S&P 1000®	9.83%	15.33%	15.72%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Expense Ratio*
Gross	4.53%
Net	0.98%

*
Gross expense ratio is from the Fund’s prospectus dated October 31, 2017. See the Financial Highlights on page 33 for the most current expense ratios.  The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, and taxes) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% (which is what the investor has paid) of the Fund’s average daily net assets (the “Expense Caps”). The Expense Caps are indefinite, but will remain in effect until at least October 31, 2018.

The Trillium Small/Mid Cap Fund (“SMID Fund”) outperformed its benchmark during the second half of 2017.  The SMID Fund gained 12.12% in the second half of 2017 on a net-of-fees basis, while the S&P 1000 Index rose 9.83%.  We benefited from remaining underweight in Consumer Staples, Real Estate and Telecommunications sectors as these more defensive sectors underperformed as the market continued to run.  We had very strong stock selection in the Consumer Discretionary (+29%) and Information Technology (+19%) sectors with the total return of our portfolio names being almost double the benchmark sector returns.  Materials and Energy were a drag largely related to what we did not own, as the commodity driven names, such as metals & mining, construction materials and oil and coal ran in the risk on market.  We also had stock selection within Health Care.

Exiting the year, we tweaked a few of our sector exposures, pulling back on Information Technology and increasing Energy.  While we are still favorable on Information Technology, we wanted to take some money off the table given the magnitude of outperformance of some of our names.  We also narrowed our underweight in Energy. While still cautious long term on the sector, the degree of underperformance the past few years seems unlikely to last in the intermediate term.  Overall, we will maintain a generally neutral sector positioning, with stock selection being the main driver of our performance.  While the continued bull market has expanded valuations, we will continue to search for high quality names with solid environmental, social and governance characteristics that we can hold for the longer term.

Performance Leaders:

IPG Photonics (+48%) a manufacturer of industrial fiber lasers, which has been strongly beating expectations as fiber lasers gain share from traditional CO2 lasers given greater energy efficiency and productivity. The company is benefiting from the trend towards higher power systems, with the expectation for the company to see growing demand for cutting systems up to 15kW next year, and at these higher power levels IPG is well ahead of the competition in terms of ease of use and reliability. In addition, fiber lasers are getting greater uptake in welding applications and other traditionally non-laser applications such as stamping/punching tools, particularly in China.

Tractor Supply (+39%), rallied from washed out levels on improving operating results and decreasing investor concerns that all retail store formats are obsolete.  The company’s rural footprint, innovative merchandising and high customer service level approach make it better positioned than many retail concepts to weather the disruption as e-commerce and traditional retail formats search to find equilibrium in terms of wallet share.  The company’s efforts to drive customer loyalty through their “Neighbor’s Club” reward program, as well as its enhancements in digital capabilities (such as Buy Online Pick Up in Store) is aiding growth in comps.  Tractor also saw stabilization in the oil/gas regions such as Texas and improved seasonal product sales as this winter has been more traditional (cold) than last year.

Performance Laggards:

Cambrex (-17%) a manufacturer of active pharmaceutical ingredients used in the manufacturing of branded and generic drugs, was the biggest drag on performance in the back half.  Declining volumes in a key Hep-C drug (produced for Gilead) will pressure operating results in the coming year.  However, the company continues to invest in capacity and is signing new customers making this feel like a speed bump (as a blockbuster drug rolls off) versus a step down in its longer term growth potential.

Wabtec (-11%) has been hurt in 2017 by sluggish aftermarket sales to North American freight railroads and a shift of customer specific projects. Additionally railroads have been pushing out investments in Positive Train Control technology as well. This led the company to reduce guidance twice in 2017 and negatively impacted the shares. These factors are more than offsetting the expected ramp up of synergies from the Faiveley integration during the year. However, North American freight trends have been improving over the past five consecutive quarters with year-over-year gains for car loads and container shipments and the expectation is that the railroads will need to ramp up spending over the next couple of years. Regulatory driven sales of Positive Train Control equipment should also increase in 2018 given the December 2018 mandate for implementation. Faiveley acquisition integration appears to be on track and offers both cross selling as well as cost synergies.

New Positions:

In the second half of 2017, we initiated a few new positions including Lamb Weston and Tallgrass Energy.  Lamb Weston is a leading global supplier of value added frozen potato and sweet potato products (mostly fries) and vegetable products to restaurants and retailers around the world. Lamb Weston began trading as a public company in November 2016, spinning off from its parent company Conagra Foods.  Lamb Weston has a unique and favorable category exposure, which leaves it more insulated from current trends that are pressuring traditional packaged food companies, such as the move to the perimeter of the store and increasing acceptance of private label.  In reality, Lamb Weston’s fates are more dependent on restaurants and food-away-from-home.  Its industry is fairly consolidated which provides positive pricing discipline. Its product is one of the most affordable and the most profitable on many restaurant menus, and there are growth opportunities internationally and through innovation which should support its growth goals. Though the company is new and still establishing its own ESG protocols and initiatives, they inherited a robust set of environmental management policies, supply chain programs and sustainable farming practices from ConAgra.

We initiated a position in Tallgrass Energy, a pipeline company, as a replacement for ONEOK, which we sold out of the portfolio as its market cap had grown too large.  Tallgrass Energy GP (TEGP) is the general partner of Tallgrass Energy Partners, LP (TEP).  Tallgrass Energy’s revenue is generated mainly from providing transportation services to third-party oil and natural gas producers, processors, distribution utilities, industrial end-users, power plants and other shippers. The company’s principal business segments are the Pony Express Pipeline, which provides crude oil transportation from Wyoming, CO to Cushing, OK; and the Rockies Express Pipeline (REX), which has a regulated natural gas pipeline system connecting the west (Uinta basin in Utah) to the east (Appalachian area). In addition, TEP and TEGP also run midstream facilities and provide water solutions to the energy industry. Midstream plays – meaning transportation and storage - generally has less exposure to the oil/gas price volatility compared to other energy industries, because 98% of its revenues are fee-based take or pay contracts. The company had a cleaner controversy profile than many of its peers and scored well in terms of policy standards and performances around land usage, accidental release risks, and operational risks.

During the second half we exited some of the Large Cap names whose market cap had outgrown the Fund and reallocated to SMID Caps.  We exited ONEOK, our pipeline play, and SBA Communications, the cell tower Specialty REIT (Real Estate Investment Trust), as the market caps were no longer appropriate for our portfolio.  We trimmed our positions in larger cap names like First Republic Bank, Xylem, and Ansys, given their strong stock moves, and increased positions of Webster Financial, a regional bank; Trimble, a technology solutions company and Middleby, a restaurant equipment provider.  In addition, as mentioned earlier, we took some money off the table in Informantion Technology overall, trimming strong performers such as IPG Photonics, Rogers Corporation and Zendesk.

Environmental Performance:

Utilizing data from MSCI, Inc., a leading ESG ratings provider we identified, at the close of 2017, SMID has reported carbon intensity that is 70% less carbon intensive than its benchmark.

	SMID Fund	S&P 1000

Number of companies	75	1001
Total Carbon Emissions (metric tons)	27,326,937	62,037,723
Total Carbon Footprint (t/USD million sales)	7,300	24,238
Source: MSCI, Inc.

Advocacy:

Over the second half of 2017, the Trillium shareholder advocacy team engaged about 300 companies through both individual initiatives and collaborative efforts with other investors. This included filing 39 shareholder proposals. Trillium and our clients are working to influence change in corporate behavior that we believe benefits investors, society, and the environment.

Research from the Williams Institute has shown that LGBT-supportive policies lead to positive business outcomes, lower staff turnover, and increased job satisfaction. Unfortunately, Federal law and 27 states do not provide employment discrimination protection based on sexual orientation or gender identity. That is why Trillium has for decades encouraged companies to adopt non-discrimination policies that protect LGBT employees. In October, we were able to withdraw our proposal at LED lighting company Acuity Brands when the company agreed to add both sexual orientation and gender identity to its code of conduct and business ethics.

Recognizing the importance of workforce diversity, pay equity, discrimination, harassment, abuse, productivity, and other issues, Trillium continues to engage financial and technology companies on these issues. At network and enterprise security company Palo Alto Networks, our racial and gender diversity proposal earned a majority vote (50.9%) in December. The shareholder proposal asked Palo Alto Networks to disclose EEO-1 data, a standard report on diversity metrics, and policies/programs focused on increasing diversity in the workplace. This is the first majority vote in the 2017-2018 shareholder proxy season and is the highest vote ever received for this type of proposal.

Continuing our long-term effort to reduce the use of harmful pesticides and specific chemicals like neonicotinoids, we filed a shareholder proposal at Tractor Supply in November asking the company to conduct a risk assessment to determine if selling products containing the pesticide (which evidence shows is harmful to pollinators) is aligned with its environmental policies and practices.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle
Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2017 (Unaudited)

	Percent of Net Assets

Industrials	17.2%
Financials	17.1%
Information Technology	16.7%
Consumer Discretionary	12.6%
Health Care	9.4%
Real Estate	6.7%
Materials	6.4%
Utilities	4.8%
Consumer Staples	3.9%
Energy	3.0%
Short-Term Investments	2.2%
Other Assets in Excess of Liabilities	0.0%	(a)
Total	100.0%

(a)	Does not round to 0.01%.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 97.8%

Automobiles & Components: 1.7%
4,860	BorgWarner, Inc.	$248,297

Banks: 8.5%
1,905	Eagle Bancorp, Inc. (a)	110,300
4,940	East West
	Bancorp, Inc.	300,500
1,510	First Republic Bank	130,826
1,019	SVB Financial
	Group (a)	238,212
11,591	Umpqua
	Holdings Corp.	241,093
3,790	Webster
	Financial Corp.	212,846
		1,233,777
Capital Goods: 12.0%
1,244	Acuity Brands, Inc.	218,944
3,156	AO Smith Corp.	193,400
4,991	Hexcel Corp.	308,693
1,788	Lincoln Electric
	Holdings, Inc.	163,745
2,242	Middleby Corp. (a)	302,559
3,305	Quanta Services,
	Inc. (a)	129,259
3,598	Wabtec Corp.	292,985
2,060	Xylem, Inc.	140,492
		1,750,077
Commercial & Professional Services: 3.0%
8,085	Interface, Inc.	203,338
4,843	Tetra Tech, Inc.	233,190
		436,528
Consumer Durables & Apparel: 3.1%
1,585	Carter’s, Inc.	186,222
3,229	Deckers Outdoor
	Corp. (a)	259,127
		445,349
Diversified Financials: 3.8%
4,675	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	112,481
1,328	MSCI, Inc.	168,045
2,623	Stifel Financial Corp.	156,226
9,622	WisdomTree
	Investments, Inc.	120,756
		557,508
Energy: 3.0%
1,952	Core Laboratories NV	213,842
7,484	Superior Energy
	Services, Inc. (a)	72,071
5,634	Tallgrass Energy
	Partners LP	145,019
		430,932
Food & Staples Retailing: 2.0%
6,061	United Natural
	Foods, Inc. (a)	298,626

Food, Beverage & Tobacco: 1.0%
2,576	Lamb Weston
	Holdings, Inc.	145,415

Health Care Equipment & Services: 4.1%
6,073	Hologic, Inc. (a)	259,621
1,915	iRhythm Technologies,
	Inc. (a)	107,336
904	Nevro Corp. (a)	62,412
3,294	Omnicell, Inc. (a)	159,759
		589,128
Household & Personal Products: 0.9%
2,500	Church &
	Dwight Co., Inc.	125,425

Insurance: 4.8%
2,100	Hanover Insurance
	Group, Inc.	226,968
3,218	Horace Mann
	Educators Corp.	141,914
2,073	Reinsurance Group
	of America, Inc.	323,243
		692,125
Materials: 6.4%
1,325	International Flavors
	& Fragrances, Inc.	202,208
3,618	Minerals
	Technologies, Inc.	249,100

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares		Value
Materials (Continued)
10,859	Owens-Illinois,
	Inc. (a)	$240,743
2,172	Sealed Air Corp.	107,080
2,487	Sonoco Products Co.	132,159
		931,290
Media: 1.1%
6,783	IMAX Corp. (a)	157,026

Pharmaceuticals, Biotechnology &
Life Sciences: 5.4%
1,288	Alkermes PLC (a)	70,493
5,554	Cambrex Corp. (a)	266,591
1,200	Five Prime
	Therapeutics, Inc. (a)	26,304
3,678	INC Research
	Holdings, Inc. –
	Class A (a)	160,361
410	Ligand
	Pharmaceuticals,
	Inc. (a)	56,141
1,043	Waters Corp. (a)	201,497
		781,387
Real Estate: 6.7%
4,607	Acadia Realty
	Trust – REIT	126,048
7,178	Brandywine Realty
	Trust – REIT	130,568
1,181	Camden Property
	Trust – REIT	108,723
9,542	Forest City Realty
	Trust, Inc. –
	Class A – REIT	229,962
1,281	Jones Lang
	LaSalle, Inc.	190,779
4,173	LTC Properties, Inc.	181,734
		967,814
Retailing: 6.7%
3,936	LKQ Corp. (a)	160,077
4,595	lululemon
	Athletica, Inc. (a)	361,121
6,775	Tailored Brands, Inc.	147,898
4,063	Tractor Supply Co.	303,710
		972,806
Semiconductors & Semiconductor
Equipment: 1.9%
2,020	First Solar, Inc. (a)	136,390
2,727	Maxim Integrated
	Products, Inc.	142,568
		278,958
Software & Services: 7.9%
1,849	ANSYS, Inc. (a)	272,894
2,908	Blackbaud, Inc.	274,776
7,212	Convergys Corp.	169,482
2,638	LogMeIn, Inc.	302,051
3,888	Zendesk, Inc. (a)	131,570
		1,150,773
Technology Hardware & Equipment: 6.8%
1,630	F5 Networks, Inc. (a)	213,889
667	IPG Photonics
	Corp. (a)	142,825
1,808	Palo Alto
	Networks, Inc. (a)	262,051
883	Rogers Corp. (a)	142,975
5,618	Trimble
	Navigation Ltd. (a)	228,316
		990,056
Transportation: 2.2%
2,731	JB Hunt Transport
	Services, Inc.	314,010
Utilities: 4.8%
5,518	Aqua America, Inc.	216,471
4,016	Avista Corp.	206,784
1,485	ONE Gas, Inc.	108,791
2,671	Ormat
	Technologies, Inc.	170,837
		702,883
TOTAL COMMON STOCKS
(Cost $12,302,973)		14,200,190

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2017 (Unaudited), Continued

Shares	Value
SHORT-TERM INVESTMENTS: 2.2%

Money Market Funds: 2.2%
326,655	Invesco-Government
& Agency Portfolio –
Institutional Class –
1.170% (b)	$326,655

TOTAL SHORT-TERM INVESTMENTS
(Cost $326,655)	326,655

TOTAL INVESTMENTS IN
SECURITIES: 100.0%
(Cost $12,629,628)	14,526,845
Liabilities in Excess
of Other Assets: (0.0)% (c)	(6,344)
TOTAL NET ASSETS: 100.0%	$14,520,501

(a)	Non-income producing security.
(b)	Seven-day yield as of December 31, 2017.
(c)	Does not round to (0.1)%.
REIT	Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund and Trillium Small/Mid  Cap Fund (each a “Fund” and collectively “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (Portfolio 21 Global Equity Fund only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. For the SMID Fund you will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples. The examples include, but are not limited to, investment advisory fees, distribution fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the examples do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in  the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/17	12/31/17	7/1/17 – 12/31/17*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,116.80	$7.04
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.55	$6.72

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/17	12/31/17	7/1/17 – 12/31/17*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,118.60	$5.66
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.86	$5.40

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/17	12/31/17	7/1/17 – 12/31/17**
Trillium Small/Mid Cap Fund
Actual	$1,000.00	$1,121.20	$5.24
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.27	$4.99

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.32% for the Retail Class and 1.06% for the Institutional Class multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.98% (reflecting fee waivers/expenses absorbed in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2017 (Unaudited)

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund*
ASSETS
Investments in securities, at value
Unaffiliated securities (cost $339,309,582
and $12,629,628)	$496,040,613	$14,526,845
Affiliated securities (cost $2,053,948 and $—)	3,727,973	—
Foreign currency, at value (cost $30,129 and $0)	30,779	—
Receivables:
Dividends and interest	1,302,161	8,298
Fund shares sold	621,284	4,443
Securities lending income, net	4,851	—
Due from adviser, net	—	5,615
Prepaid expenses	21,445	13,558
Total assets	501,749,106	14,558,759

LIABILITIES
Payables:
Fund shares redeemed	176,118	—
Investment advisory fees, net	357,745	—
Administration fees	34,950	7,344
Custody fees	24,740	535
Fund accounting fees	16,931	5,200
Audit fees	12,527	11,162
Distribution fees	60,509	—
Transfer agent fees	14,299	4,419
Chief Compliance Officer fees	1,545	1,545
Trustee fees	4,724	4,319
Other accrued expenses	20,624	3,734
Total liabilities	724,712	38,258
NET ASSETS	$501,024,394	$14,520,501

COMPONENTS OF NET ASSETS
Paid-in capital	$337,443,234	$12,400,703
Undistributed (accumulated) net
investment income (loss)	(69,422)	7,737
Undistributed net realized gain on investments
and foreign currency transactions	5,230,624	214,844
Net unrealized appreciation on investments	158,405,056	1,897,217
Net unrealized appreciation on foreign
currency and translation of other assets
and liabilities in foreign currency	14,902	—
Net assets	$501,024,394	$14,520,501

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2017 (Unaudited), Continued

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund*
Retail Class:
Net Assets	$257,218,456	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,984,045	—
Net asset value, offering price,
and redemption price per share	$42.98	$—
Institutional Class:
Net Assets	$243,805,938	$14,520,501
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,700,794	1,149,973
Net asset value, offering price,
and redemption price per share	$42.77	$12.63

*	Retail Class shares are not offered as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2017 (Unaudited)

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund
INVESTMENT INCOME
Dividends (net of foreign
withholding tax of $240,938 and $155)	$3,652,255	$63,625
Income from securities lending, net	98,608	—
Interest	22,264	1,377
Total investment income	3,773,127	65,002

EXPENSES
Investment advisory fees	2,183,394	43,825
Distribution fees – Retail Class	259,780	—
Administration fees	126,937	22,427
Transfer agent fees	108,086	12,956
Custody fees	80,399	5,195
Fund accounting fees	55,649	16,519
Registration fees	21,774	10,665
Miscellaneous expenses	20,431	3,906
Reports to shareholders	16,721	1,018
Audit fees	12,527	11,162
Trustee fees	9,538	4,632
Chief Compliance Officer fees	4,545	4,545
Legal fees	2,910	2,945
Insurance expense	2,107	1,366
Interest expense	192	—
Total expenses	2,904,990	141,161
Less: fees waived and expenses absorbed	—	(83,896)
Net expenses	2,904,990	57,265
Net investment income	868,137	7,737

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments
and foreign currency transactions	10,423,470	280,157
Net change in unrealized
appreciation/depreciation on:
Unaffiliated investments	41,281,334	1,123,861
Affiliated investments	958,153	—
Translation of other assets and
liabilities in foreign currency	11,184	—
Net realized and unrealized gain on
investments and foreign currency transactions	52,674,141	1,404,018
Net increase in net assets
resulting from operations	$53,542,278	$1,411,755

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2017	June 30,
	(Unaudited)	2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$868,137	$3,544,849
Net realized gain on unaffiliated investments
and foreign currency transactions	10,423,470	17,040,155
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	42,250,671	49,790,836
Net increase in net assets
resulting from operations	53,542,278	70,375,840

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,024,754)	(1,901,426)
Institutional Class	(1,897,142)	(1,565,853)
From net realized gains
Retail Class	(5,187,008)	(9,323,883)
Institutional Class	(4,938,329)	(5,811,764)
Total distributions to shareholders	(13,047,233)	(18,602,926)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets derived from net change in
outstanding shares – Retail Class (a)	231,436	(50,504,324)
Net increase (decrease) in net
assets derived from net change in
outstanding shares – Institutional Class (b)	(120,001)	30,376,240
Total increase (decrease) in net assets
from capital share transactions	111,435	(20,128,084)
Total increase in net assets	40,606,480	31,644,830

NET ASSETS
Beginning of period/year	$460,417,914	$428,773,084
End of period/year	501,024,394	460,417,914
Undistributed (accumulated)
net investment income (loss)	$(69,422)	$1,984,337

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2017		Year Ended
	(Unaudited)		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	334,675	$13,893,080	851,979	$31,066,256
Shares issued in
reinvestment
of distributions	139,736	5,948,561	312,079	10,772,982
Shares redeemed	(472,194)	(19,610,205)	(2,487,674)	(92,343,562)
Net increase (decrease)	2,217	$231,436	(1,323,616)	$(50,504,324)

(b)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2017		Year Ended
	(Unaudited)		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	470,218	$19,533,658	2,264,347	$85,241,017
Shares issued in
reinvestment
of distributions	142,139	6,019,575	188,403	6,477,324
Shares redeemed	(618,065)	(25,673,234)	(1,684,002)	(61,342,101)
Net increase (decrease)	(5,708)	$(120,001)	768,748	$30,376,240

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2017	June 30,
	(Unaudited)	2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$7,737	$(1,869)
Net realized gain on investments	280,157	254,080
Change in net unrealized
appreciation/depreciation on investments	1,123,861	675,135
Net increase in net assets
resulting from operations	1,411,755	927,346

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(5,001)
From net realized gains
Institutional Class	(239,039)	(71,118)
Total distributions to shareholders	(239,039)	(76,119)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class (a)	4,907,680	4,111,682
Total increase in net assets
from capital share transactions	4,907,680	4,111,682
Total increase in net assets	6,080,396	4,962,909

NET ASSETS
Beginning of period/year	8,440,105	3,477,196
End of period/year	$14,520,501	$8,440,105
Undistributed net investment income	$7,737	$—

(a)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2017		Year Ended
	(Unaudited)		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	442,907	$5,267,766	461,233	$4,996,966
Shares issued in
reinvestment
of distributions	16,526	206,907	6,776	74,198
Shares redeemed (b)	(45,847)	(566,993)	(88,564)	(959,482)
Net increase	413,586	$4,907,680	356,942	$4,111,682

(b)	Net of redemption fees of $1,338 and $1,504, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class
	Six Months
	Ended
	December 31,		Year Ended June 30,
	2017
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value,
beginning of period/year	$39.44		$35.06	$37.11	$41.76	$35.79	$30.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.05		0.27	0.22	0.18	0.32	0.27
Net realized and unrealized
gain (loss) on investments	4.54		5.71	(0.23)	(0.33)	5.84	5.58
Total from investment
operations	4.59		5.98	(0.01)	(0.15)	6.16	5.85

LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.27)	(0.16)	(0.31)	(0.19)	(0.33)
From net realized gain	(0.88)		(1.33)	(1.88)	(4.19)	—	—
Total distributions	(1.05)		(1.60)	(2.04)	(4.50)	(0.19)	(0.33)
Paid-in capital from
redemption fees	—		—	—	—	0.00 **	0.00 **
Net asset value,
end of period/year	$42.98		$39.44	$35.06	$37.11	$41.76	$35.79
Total return	11.68	%^	17.73%	0.11%	(0.14)%	17.24%	19.41%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$257.2		$235.9	$256.1	$275.3	$312.5	$273.1
Portfolio turnover rate	4	%^	19%	23%	36%	40%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to
average net assets	1.32	%+	1.33%	1.33%	1.40%	1.42%	1.44%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.23	%+	0.73%	0.63%	0.46%	0.82%	0.78%

*	Calculated using the average shares outstanding method.
**	Does not round to $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class
	Six Months
	Ended
	December 31,		Year Ended June 30,
	2017
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value,
beginning of period/year	$39.34		$34.97	$37.05	$41.77	$35.74	$30.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.10		0.36	0.32	0.29	0.46	0.36
Net realized and unrealized
gain (loss) on investments	4.55		5.70	(0.25)	(0.33)	5.82	5.58
Total from investment
operations	4.65		6.06	0.07	(0.04)	6.28	5.94

LESS DISTRIBUTIONS:
From net investment income	(0.34)		(0.36)	(0.27)	(0.49)	(0.25)	(0.43)
From net realized gain	(0.88)		(1.33)	(1.88)	(4.19)	—	—
Total distributions	(1.22)		(1.69)	(2.15)	(4.68)	(0.25)	(0.43)
Paid-in capital from
redemption fees	—		—	—	—	0.00 **	0.00 **
Net asset value,
end of period/year	$42.77		$39.34	$34.97	$37.05	$41.77	$35.74
Total return	11.86	%^	18.04%	0.34%	0.15%	17.61%	19.75%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$243.8		$224.5	$172.7	$164.8	$188.0	$144.9
Portfolio turnover rate	4	%^	19%	23%	36%	40%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to
average net assets	1.06	%+	1.08%	1.08%	1.10%	1.12%	1.14%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.49	%+	0.97%	0.91%	0.73%	1.17%	1.08%

*	Calculated using the average shares outstanding method.
**	Does not round to $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,		Year Ended	Period Ended
	2017		June 30,	June 30,
	(Unaudited)		2017	2016*
Net asset value, beginning of period/year	$11.46		$9.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.01		0.00#	0.01
Net realized and unrealized
gain (loss) on investments	1.38		1.89	(0.27)
Total from investment operations	1.39		1.89	(0.26)

LESS DISTRIBUTIONS:
From net investment income	—		(0.01)	—
From net realized gain	(0.22)		(0.16)	—
Total distributions	(0.22)		(0.17)	—
Paid-in capital from redemption fees	—		—	0.00	#
Net asset value, end of period/year	$12.63		$11.46	$9.74
Total return	12.12	%^	19.48%	(2.60	)%^

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$14.5		$8.4	$3.5
Portfolio turnover rate	6	%^	27%	11	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	2.42	%+	4.53%	11.08	%+
After fees waived/recouped
and expenses absorbed	0.98	%+	0.98%	0.98	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(1.30	)%+	(3.59)%	(9.99	)%+
After fees waived/recouped
and expenses absorbed	0.13	%+	(0.04)%	0.11	%+

*	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
**	Calculated using the average shares outstanding method.
#	Does not round to $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (“Portfolio 21”) and Trillium Small/Mid Cap Fund (“SMID Fund”) (together, the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

Portfolio 21 and the SMID Fund have Retail and Institutional shares (Retail shares are not currently offered for SMID Fund). Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. Portfolio 21 Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Portfolio 21 is to seek long-term capital growth.  It seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria. The investment objective of SMID Fund is to seek long-term capital appreciation, which it seeks by identifying companies that it believes are strategic leaders, based on business models that are believed to be superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by Portfolio 21. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Portfolio 21’s securities traded on those foreign exchanges. Portfolio 21 utilizes a confidence level when determining the use of the FVIS provided prices. The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level Portfolio 21 will value the particular security at that price. If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

Portfolio 21
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$—	$4,170,001	$—	$4,170,001
Banks	30,791,994	19,018,973	—	49,810,967
Capital Goods	17,536,542	31,144,270	—	48,680,812
Commercial &
Professional Services	8,323,350	2,853,292	—	11,176,642
Consumer Durables & Apparel	4,753,800	15,402,153	—	20,155,953
Consumer Services	4,469,410	3,835,564	—	8,304,974
Diversified Financials	17,939,328	2,276,219	—	20,215,547
Food & Staples Retailing	3,987,500	8,060,808	—	12,048,308
Food, Beverage & Tobacco	7,396,670	6,476,532	—	13,873,202
Health Care
Equipment & Services	10,578,680	13,328,883	—	23,907,563
Household & Personal Products	—	18,753,167	—	18,753,167
Insurance	8,589,960	10,149,300	—	18,739,260
Materials	15,437,200	13,773,079	—	29,210,279
Media	—	4,103,427	—	4,103,427
Pharmaceuticals, Biotechnology
& Life Sciences	17,426,142	18,500,011	—	35,926,153
Real Estate	7,634,560	10,667,154	—	18,301,714
Retailing	12,380,020	5,337,710	—	17,717,730
Semiconductors &
Semiconductor Equipment	11,072,830	7,436,602	—	18,509,432
Software & Services	48,455,246	9,128,365	—	57,583,611
Technology Hardware
& Equipment	20,620,030	—	—	20,620,030
Telecommunication Services	8,557,550	8,501,668	—	17,059,218
Transportation	13,669,386	4,583,357	—	18,252,743
Utilities	4,574,500	3,591,548	—	8,166,048
Total Common Stocks	274,194,698	221,092,083	—	495,286,781
Preferred Stocks
Banks	3,575,000	—	—	3,575,000
Total Preferred Stocks	3,575,000	—	—	3,575,000
Short-Term Investments	906,805	—	—	906,805
Total Investments in Securities	$278,676,503	$221,092,083	$—	$499,768,586

Transfers into Level 2	$6,239,346
Transfers out of Level 2	(7,735,390)
Net transfers in and/or out of Level 2	$(1,496,044)

Transfers into Level 1	$7,735,390
Transfers out of Level 1	(6,239,346)
Net transfers in and/or out of Level 1	$1,496,044

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

SMID Fund
	Level 1	Level 2	Level 3	Total
Common Stocks^	$14,200,190	$—	$—	$14,200,190
Short-Term Investments	326,655	—	—	326,655
Total Investments in Securities	$14,526,845	$—	$—	$14,526,845

^ See Schedule of Investments for industry breakout.
It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period.

Transfers for Portfolio 21 were made out of Level 2 and into Level 1 as the securities were valued using a closing price.  Transfers were made out of Level 1 into Level 2 due to the securities being valued by FVIS.

There were no transfers into or out of Level 1 or 2 as of December 31, 2017 for SMID Fund.
B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of June 30, 2017, there were no post-October losses in the Funds.

As of June 30, 2017, there were no capital loss carryovers for the Funds.

As of December 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable Country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under each Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of Portfolio 21 and the SMID Fund, respectively. The amount of investment advisory fees incurred by the Funds for

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

the six months ended December 31, 2017, is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the SMID Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the six months ended December 31, 2017, the Adviser waived fees and absorbed expenses of $83,896 in the SMID Fund. SMID Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  A reimbursement may be requested if the aggregate amount actually paid by SMID Fund toward operating expenses for the period (taking into account any reimbursement) does not exceed the lesser of the expense limitations in place at the time of waiver or at the time of reimbursement. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.  As of December 31, 2017, the remaining cumulative amount the Adviser may be reimbursed was $435,196.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
June 30, 2019	$161,889
June 30, 2020	189,411
June 30, 2021	83,896
Total	$435,196

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended December 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares. No distribution fees are paid by Institutional shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2017 are disclosed in the Statements of Operations. As of December 31, 2017, the SMID Fund Retail shares are not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the six months ended December 31, 2017, the Retail shares for Portfolio 21 incurred $62,173 in Sub-Transfer Agent fees. For the six months ended December 31, 2017, the SMID Fund did not incur any Sub-Transfer Agent fees. As the Transfer Agent for the Funds, USBFS was paid $45,913 and $12,956 for the six months ended December 31, 2017, for Portfolio 21 and SMID Fund, respectively.

NOTE 4 – SECURITIES LENDING

Portfolio 21 may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Portfolio 21 receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Portfolio 21 continues to receive interest payments or dividends on the securities loaned during the borrowing year. Portfolio 21 has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Portfolio 21, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

support the costs associated with securities lending. Portfolio 21 could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Portfolio 21 is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2017, Portfolio 21 did not have securities on loan.

Offsetting Assets and Liabilities. Portfolio 21 is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Portfolio 21 to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

Portfolio 21 receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Portfolio 21 on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending”) is reflected in the Statements of Operations. Net fees and interest income earned on collateral investments and recognized by Portfolio 21 during the six months ended December 31, 2017, was $98,608.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2017, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Portfolio 21	$20,271,894	$24,880,409
SMID Fund	5,331,977	743,460

There were no purchases or sales of long-term U.S. Government securities during the six months ended December 31, 2017.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Adviser. As of December 31, 2017 the market value of all securities of affiliated companies held in Portfolio 21 amounted to $3,727,973 representing 0.7% of net assets. For the six months ended December 31, 2017, Portfolio 21 had the following transactions with affiliated companies:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

Portfolio 21 Global Equity Fund

		Share/Par
		Balance	Value
		December 31,	June 30,
Issuer		2017	2017	Acquisitions	Dispositions
New Resource Bank*		—	$2,684,520	$—	$1,968,648
New Resource Bancorp*		457,420	—	2,053,948	—

		Change in
		Unrealized	Accrued	Value	Dividend
	Realized	Appreciation/	Discounts/	December 31,	and Interest
Issuer	Gain (Loss)	Depreciation	Premiums	2017	Income
New Resource Bank*	$—	$(715,872)	$—	$—	$—
New Resource Bancorp*	—	1,674,025	—	3,727,973	—
	$—	$958,153	$—	$3,727,973	$—

*	Exchange offer, effective December 14, 2017

As of December 31, 2017, the SMID Fund did not have investments in affiliates.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2017 (estimated) and the year ended June 30, 2017, was as follows: Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

	Ordinary Income
	December 31, 2017	June 30, 2017
Portfolio 21	$2,921,896	$5,176,036
SMID Fund	—	60,332

	Short-Term Capital Gains
	December 31, 2017	June 30, 2017
Portfolio 21	$—	$—
SMID Fund	45,784	—

	Long-Term Capital Gains
	December 31, 2017	June 30, 2017
Portfolio 21	$10,125,337	$13,426,890
SMID Fund	193,255	15,787

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and Passive Foreign Investment Companies (PFIC) adjustments.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Unaudited), Continued

As of June 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Portfolio 21
Cost of investments	$345,227,855
Gross tax unrealized appreciation	125,038,098
Gross tax unrealized depreciation	(8,943,886)
Net tax unrealized appreciation	116,094,212
Undistributed ordinary income	2,055,244
Undistributed long-term capital gain	4,932,941
Total distributable earnings	6,988,185
Other accumulated gain (loss)	3,718
Total accumulated gain (loss)	$123,086,115

SMID Fund
Cost of investments	$7,476,850
Gross tax unrealized appreciation	1,034,436
Gross tax unrealized depreciation	(268,313)
Net tax unrealized appreciation	766,123
Undistributed ordinary income	45,258
Undistributed long-term capital gain	135,701
Total distributable earnings	180,959
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$947,082

The difference between book and tax-basis unrealized appreciation is attributable to wash sales and PFICs.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to Portfolio 21 a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Interest expenses for the six months ended December 31, 2017, are disclosed in the Statements of Operations. Credit facility activity for the six months ended December 31, 2017 was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	1,779,000
Average daily loan outstanding	462,452
Credit facility outstanding as of December 31, 2017	—
Average interest rate	4.50%

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the continuance of separate Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (the “Adviser”) for the Portfolio 21 Global Equity Fund and the Trillium Small/Mid Cap Fund (each a “Fund,” together, the “Funds”).  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, five-year and ten-year periods.  The Board also considered that the Fund underperformed its broad-based securities market benchmark for the one-year, three-year, five-year and ten-year periods.  The Board noted that the Adviser represented it does not have other accounts managed similarly to the Portfolio 21 Global Equity Fund.

For the Trillium Small/Mid Cap Fund, the Board noted that the Fund outperformed its peer group median for the one-year period.  The Board also considered that the Fund underperformed its broad-based securities market benchmark for the one-year period.  The Board also considered the Fund’s underperformance compared to the Adviser’s similarly managed composite for the one-year period ended March 31, 2017, and the reasons given by the Adviser for such underperformance.  In considering the performance of the Fund, the Board considered that the Fund had less than three years of operations.

3.
Costs of Services Provided and Profits Realized by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than its peer group median and average.  The Board concluded that the fees

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Trillium Small/Mid Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.98% for the Institutional Class and 1.33% for the Retail Class (“Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Trillium Small/Mid Cap Fund.  The Trustees noted that the Adviser does not replicate the Portfolio 21 Global Equity Fund’s investment style in separately managed accounts.  The Trustees noted that the fees charged to the Trillium Small/Mid Cap Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Trillium Small/Mid Cap Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Portfolio 21	Retail Class	PORTX	742935588
Global Equity Fund	Institutional Class	PORIX	742935356

Trillium Small/Mid
Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 9, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 8, 2018

* Print the name and title of each signing officer under his or her signature.